                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  Nuveen New York Municipal Value Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                      [NUVEEN LOGO APPEARS HERE]

October 26, 1995





Dear Shareholder:

Recently you received proxy materials for a very important proposal affecting your Fund. Subject to shareholder approval, Nuveen New York Municipal Income Fund, Inc. will be merged with and into Nuveen New York Municipal Value Fund, Inc.

The reorganization should lead to efficiencies of scale, providing such benefits as:

      . Lower Administrative Expenses
      . Improved Portfolio Management Flexibility
      . Increased Trading Liquidity

Your vote is important. If you have not already voted, I encourage you to take a minute to complete, date and sign the enclosed proxy card. Then, either return it in the prepaid envelope we have provided for your convenience, or fax it to
(908) 878-9832 so that your vote can be counted.

If you have any questions, please call your investment adviser or Nuveen at
(908) 878-6434. Thank you for your time and consideration.

Sincerely,


/s/ Richard J. Franke
Richard J. Franke
Chairman of the Board





NNY-R-A

                                                      [NUVEEN LOGO APPEARS HERE]

October 26, 1995





Dear Shareholder:

Recently you received proxy materials for a very important proposal affecting your Fund. Subject to shareholder approval, Nuveen New York Municipal Income Fund, Inc. will be merged with and into Nuveen New York Municipal Value Fund, Inc.

The reorganization should lead to efficiencies of scale, providing such benefits as:

      . Lower Administrative Expenses
      . Improved Portfolio Management Flexibility
      . Increased Trading Liquidity

Your vote is important. If you have not already voted, I encourage you to take a minute to complete, date and sign the enclosed proxy card. Then, either return it in the prepaid envelope we have provided for your convenience, or fax it to
(908) 878-9832 so that your vote can be counted.

If you have any questions, please call your investment adviser or Nuveen at 1-800-257-8787. Thank you for your time and consideration.

Sincerely,


/s/ Richard J. Franke
Richard J. Franke
Chairman of the Board





NNY-R-B

                                                      [NUVEEN LOGO APPEARS HERE]

October 26, 1995





Dear Shareholder:

Recently you received proxy materials for a very important proposal affecting your Fund. Subject to shareholder approval, Nuveen New York Municipal Income Fund, Inc. will be merged with and into Nuveen New York Municipal Value Fund, Inc.

The reorganization should lead to efficiencies of scale, providing such benefits as:

      . Lower Administrative Expenses
      . Improved Portfolio Management Flexibility
      . Increased Trading Liquidity

Your vote is important. If you have not already voted, I encourage you to take a minute to complete, date and sign the enclosed proxy card. Then, return it in the prepaid envelope we have provided for your convenience.

If you have any questions, please call your investment adviser. Thank you for your time and consideration.

Sincerely,


/s/ Richard J. Franke
Richard J. Franke
Chairman of the Board





NNY-S